Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Gebing Morris Zou, Chief Executive Officer of Jennifer Convertibles, Inc., hereby certify, to my knowledge, that the Quarterly Report on Form 10-Q for the period ended February 26, 2011 of Jennifer Convertibles, Inc. (the ”Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Jennifer Convertibles, Inc.

Dated: April 12, 2011	/s/ Gebing Morris Zou
Gebing Morris Zou
Chief Executive Officer
(Principal Executive Officer)